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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant Section240.14a-11(c) or
                 Section240.14a-12

      CENTERSPAN COMMUNICATIONS CORPORATION
      -----------------------------------------------------------------------
              (Exact Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required
/ /        Fee computed on table below per Exchange Act
           Rules 14a-6(i)(1) and 0-11
           1)   Title of each class of securities to which transaction
                applies:
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           2)   Aggregate number of securities to which transaction
                applies:
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           3)   Per unit price or other underlying value of transaction
                computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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           4)   Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           5)   Total fee paid:
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/ /        Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
           1)   Amount Previously Paid:
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           2)   Form, Schedule or Registration Statement No.:
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           4)   Date Filed:
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    [LOGO]

To the Shareholders of CenterSpan Communications Corporation:

    NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of CenterSpan Communications Corporation, an Oregon Corporation (the "Company"), will be held at the offices of the Company, located at 7175 N.W. Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124, on Thursday, February 22, 2001, at 2:00 p.m. local time for the following purposes:

    1. To approve the sale of up to 714,286 additional shares of the Company's Common Stock to Peter R. Kellogg in a private placement (Mr. Kellogg currently beneficially owns 1,264,886 shares of the Company's Common Stock and is considered an affiliate of the Company under federal securities laws);

    2. To approve amendments to the 1998 Stock Option Plan, including an increase in the number of shares available under the plan from 3,100,000 to 4,100,000;

    3. To approve and ratify two option grants, covering a total of 110,000 shares of Common Stock, previously made by the Company to an officer outside the 1998 Stock Option Plan; and

    4.  To transact any other business as may properly come before the meeting.

    The attached Proxy Statement provides details of these proposals.

    Shareholders of record at the close of business on January 8, 2001, will be entitled to notice of and to vote at the meeting, and any adjournment thereof.

    YOUR VOTE IS IMPORTANT. All shareholders are invited to attend the meeting. Whether or not you plan to attend the meeting, please complete the accompanying proxy and return it promptly in the enclosed return envelope. If you attend the meeting and you are a shareholder of record, you may vote in person if you wish even if you have returned your proxy.

                                          By Order of the Board of Directors,
                                          /s/ Mark B. Conan
                                          Mark B. Conan
                                          SECRETARY

Hillsboro, Oregon
January 31, 2001
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    [LOGO]

              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

GENERAL

    This proxy statement and the enclosed form of proxy are being mailed on or about January 31, 2001, to shareholders of CenterSpan Communications Corporation, an Oregon corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at a special meeting of shareholders to be held on February 22, 2001, at 2:00 p.m. local time, at the offices of the Company, located at 7175 N.W. Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124, and any adjournment thereof (the "Special Meeting").

    The mailing address of the Company's principal executive offices is CenterSpan Communications Corporation, 7175 NW Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124-5839, and the Company's telephone number is (503) 615-3200.

REVOCABILITY OF PROXIES

    A shareholder giving a proxy has the power to revoke that proxy at any time before it is exercised by filing with the Secretary of the Company an instrument of revocation, or a duly executed proxy bearing a later date, or by personally attending and voting at the Special Meeting. Any notice of revocation of subsequent proxy should be sent to CenterSpan Communications Corporation, 7175 NW Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124-5839, Attention:
Secretary, or hand delivered to the Secretary at or before the taking of the vote at the Special Meeting.

RECORD DATE AND OUTSTANDING SHARES

    Only shareholders of record at the close of business on January 8, 2001 (the "Record Date"), will be entitled to vote at the meeting. At the close of business on the Record Date, there were 7,307,851 shares of the Company's Common Stock ("Common Stock") outstanding.

QUORUM AND VOTING

    Each share of Common Stock entitles the holder thereof to one vote. Under Oregon law, action may be taken on a matter submitted to shareholders only if a quorum exists with respect to such matter. A majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting, present in person or represented by proxy, will constitute a quorum.

    If a quorum is present, action will be approved if the votes cast in favor of the action exceed the votes cast opposing the action.

    Shares represented by a properly executed proxy will be voted in accordance with the shareholder's instructions if given. If no instructions are given, shares will be voted "FOR" (a) the sale of up to 714,286 additional shares of the Company's Common Stock to an investor in a private placement as described herein, (b) the approval of amendments to the 1998 Stock Option Plan, including an increase in the number of shares available under the plan from 3,100,000 to 4,100,000, and (c) the approval and ratification of two option grants, covering a total of 110,000 shares of Common Stock, previously made by the Company to an officer outside the 1998 Stock Option Plan, and will be voted in accordance with the recommendations of management on any other matters properly brought before the Special Meeting. The Board of Directors knows of no other matters to be presented for action at the meeting.

    Proxies that expressly indicate an abstention as to a particular proposal and broker non-votes will be counted for purposes of determining whether a quorum exists at the Special Meeting, but will not be

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counted for any purposes in determining whether a proposal is approved. Proxies will be received and tabulated by ChaseMellon Shareholder Services, the Company's transfer agent.

    A complete list of shareholders entitled to vote at the Special Meeting will be available for inspection by any shareholder for any purpose germane to the Special Meeting for ten days prior to the Special Meeting during ordinary business hours at the Company's principal executive offices located at 7175 NW Evergreen Parkway, Suite 400, Hillsboro, Oregon.

NO APPRAISAL RIGHTS

    Under Oregon law, objecting shareholders will have no appraisal, dissenters' or similar rights (i.e., the right to seek a judicial determination of the "fair value" of the Company's Common Stock and to compel the Company to purchase their Common Stock for cash in that amount) with respect to any of the proposals to be voted upon at the Special Meeting. Approval by the requisite number of shares of the matters presented at the Special Meeting will bind all shareholders.

SOLICITATION OF PROXIES

    This solicitation is being made on behalf of and the cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain of the Company's directors, officers, and regular employees may solicit proxies personally or by telephone or other means without additional compensation. Brokers, nominees and fiduciaries will be reimbursed in accordance with customary practice for expenses incurred in obtaining proxies or authorizations from the beneficial shareholders. Your cooperation in promptly completing, signing, dating and returning the enclosed proxy card will help avoid additional expense.

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       PROPOSAL 1: APPROVAL OF SALE OF UP TO 714,286 ADDITIONAL SHARES OF
               COMMON STOCK TO AN INVESTOR IN A PRIVATE PLACEMENT

    The Company is seeking the approval of the holders of its Common Stock for the issuance of up to 714,286 additional shares of the Company's Common Stock to Peter R. Kellogg (the "Investor") in a private placement (the "Private Placement Proposal").

BACKGROUND; PRIVATE PLACEMENT

    On December 4, 2000, the Company and the Investor entered into a binding letter of intent (the "Letter of Intent") pursuant to which the Investor agreed to purchase from the Company in a private placement up to 1,428,572 shares of the Company's Common Stock at a purchase price of $7.00 per share, or an aggregate price of up to $10,000,004. The closing price of the Company's Common Stock on The Nasdaq Stock Market on December 4, 2000 was $8.875. On January 25, 2001, the closing price of the Company's Common Stock on the Nasdaq Stock Market was $19.50. On December 18, 2000, the Company and the Investor entered into a definitive Common Stock Purchase Agreement for the private placement. The Common Stock Purchase Agreement provides for multiple closings. The first closing occurred on December 18, 2000 and involved the issuance of 714,286 shares of Common Stock for an aggregate purchase price of $5,000,002. The subsequent closings are conditioned upon receipt of shareholder approval of the Private Placement Proposal as required by applicable rules of the National Association of Securities Dealers, Inc. ("NASD"). See "Reasons for Shareholder Approval" below. As a finder's fee in connection with the private placement, the Company also issued warrants to purchase an aggregate of 85,000 shares of the Company's Common Stock to designees of the Investor's financial consultant. See "Terms of the Warrants" below. If the Investor purchases the remaining 714,286 shares of Common Stock pursuant to the Common Stock Purchase Agreement, the Company will issue, as an additional finder's fee, warrants exercisable for up to an additional 85,000 shares of its Common Stock. Copies of the Common Stock Purchase Agreement and the form of warrant are attached as Appendices A and B to this Proxy Statement.

    The private placement pursuant to the Common Stock Purchase Agreement was not registered under the Securities Act of 1933 in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

    The Investor is not a director or officer of the Company and has no relationship with the Company other than as a shareholder. The Investor represented in the Common Stock Purchase Agreement and SEC filings that he is not acquiring the Common Stock with a view to exerting control of the Company. Based on filings with the SEC, the Investor held 1,264,886 shares of the Company's Common Stock as of December 27, 2000, representing 17.3% of the Company's then outstanding Common Stock. The issuance of 714,286 additional shares to the Investor pursuant to the Common Stock Purchase Agreement would increase that total to 1,979,172 shares, or approximately 24.6% of the then-outstanding Common Stock. See "Security Ownership of Certain Beneficial Owners, Directors and Management" below in this Proxy Statement for details regarding other significant shareholders of the Company.

PRINCIPAL REASONS FOR THE PRIVATE PLACEMENT; USE OF PROCEEDS

    The Company undertook the private placement to assist in its acquisition of assets of Scour, Inc., which operated a digital entertainment Internet portal, and to provide capital to pursue the Company's growth strategy for its new digital distribution channel, code named C-star, which the Company intends to commence in the first quarter of 2001. On December 4, 2000, the Company and the Investor entered into the Letter of Intent. This commitment strengthened the Company's ability to compete in the bidding for the Scour assets. On
December 12, 2000, the Company was named the successful bidder to purchase substantially all the assets of Scour pursuant to a sale approved by the bankruptcy court in Scour's Chapter 11 proceeding. The Company's purchase of the Scour assets closed on December 19, 2000. The

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Company paid $5,500,000 cash and 333,333 shares of Common Stock for the Scour assets. These shares of the Company's Common Stock were valued at $10.50 per share, the closing price of the Common Stock on December 12, 2000. At the time the Company entered into the Letter of Intent, it had approximately $8,200,000 of unrestricted cash, which the Company believed would have been sufficient to fund its foreseeable needs for its then existing business. However, the Company believed that, if its bid to acquire the Scour assets were successful, the Company would require significantly greater cash in order to exploit the assets and to pursue its growth strategy for its digital distribution channel.

    The exploitation of the Scour assets and the implementation of the Company's digital distribution channel will require significant additional funds for increased staffing and organizational expenses, marketing costs, capital expenditures and other expenses. The Company is an early stage company in a new market and expects continuing losses for 2001. The Company believes that the net proceeds from the sale of additional shares of Common Stock to the Investor under the Common Stock Purchase Agreement, together with existing cash, cash equivalents and marketable securities will be sufficient to meet its anticipated needs for working capital and capital expenditures into the first quarter of 2002. However, any projections of future cash needs and cash flows are subject to substantial uncertainty. If the Company is unable to raise additional capital pursuant to the Common Stock Purchase Agreement, it will need to seek alternative sources of financing in order to begin to exploit the assets acquired from Scour and to pursue its growth strategy for its digital distribution channel and to continue the Company's operations through the end of 2001.

REASONS FOR SHAREHOLDER APPROVAL

    The terms of the Common Stock Purchase Agreement require the Company to use commercially reasonable efforts to seek the approval of its shareholders for the issuance of additional shares of Common Stock to the Investor pursuant to that agreement. Under the Oregon Business Corporation Act, and the Company's articles of incorporation and bylaws, no action or authorization by the Company's shareholders is necessary for the issuance of the additional shares of Common Stock to the Investor as described in the Private Placement Proposal. However, because the Common Stock is quoted on The Nasdaq Stock Market, the Company is subject to applicable rules of the NASD. NASD Rule 4350(i)(1) requires the Company to obtain shareholder approval before issuing Common Stock in specified circumstances. These include:

    - any issuance of 20% or more of the Company's Common Stock, or securities convertible into or exercisable for Common Stock, in a private placement transaction at a price below the greater of the Common Stock's market value or book value determined as of the date of the agreement to issue the stock or other securities;

    - any issuance of the Company's Common Stock that will result in a change of control of the Company; and

    - any issuance, in connection with the acquisition of assets of another company, of the Company's Common Stock, or securities convertible into or exercisable for Common Stock, that represents 20% or more of the Common Stock outstanding before the issuance of such stock or other securities.

The Company is seeking shareholder approval of the Private Placement Proposal to comply with NASD Rule 4350(i)(1).

POTENTIAL DILUTION TO EXISTING SHAREHOLDERS; EFFECT ON MARKET VALUE OF COMMON
  STOCK

    The sale of additional shares of Common Stock to the Investor or the exercise of the related warrants would cause dilution to the voting power and interests of current shareholders and to the earnings per share of the Company. In addition, the sale of a significant number of shares of Common Stock in the open

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market could cause a decline in the market value of the Common Stock. The shares of stock issued in the private placement, including any shares issued upon exercise of the warrants, are subject to restrictions on resale under Rule 144 of the Securities Act of 1933. However, the Company has agreed with the Investor and the holders of the warrants to register, under the Securities Act prior to June 16, 2001, the shares of Common Stock issued to the Investor and issuable upon exercise of the warrants. The Company has agreed to use commercially reasonable efforts to cause such registration to remain effective for two years and has also granted "piggy-back" registration rights to the Investor and the holders of the warrants. Upon registration, such shares would be freely tradable under the Securities Act of 1933.

CONSEQUENCES IF THE PRIVATE PLACEMENT PROPOSAL IS NOT APPROVED

    If the Private Placement Proposal is not approved by the Company's shareholders, the Company will not issue to the Investor 714,286 shares of its Common Stock and the Company will not receive $5,000,002 of proceeds. In addition, the Company would not issue additional warrants as a finder's fee in connection with the private placement. Without the private placement proceeds, the Company will need to seek alternative sources of financing to begin to exploit the assets acquired from Scour and to pursue its growth strategy for its digital distribution channel and to continue the Company's operations through the end of 2001. Additional funds may not be available to the Company or on terms favorable to the Company. The inability of the Company to raise sufficient additional funds could have a material adverse effect on the Company's business, financial condition and results of operations.

TERMS OF THE WARRANTS

    The warrants were issued to five designees of the Investor's financial consultant as a finder's fee in connection with the private placement. The exercise price for the warrants is $9.063 per share, the closing price of the Common Stock on December 5, 2000. The warrants are exercisable until the earlier of December 18, 2005, and the closing of a corporate transaction involving the Company (i.e. the sale or other disposition of all of substantially all the Company's assets or the merger, consolidation or similar transaction in which the Company's shareholders prior to the transaction own less than 50% of the capital stock of the resulting entity after the transaction). The holders of the warrants have registration rights with respect to the shares of Common Stock issuable upon exercise of the warrants as described above under "Potential Dilution to Existing Shareholders; Effect on Market Value of Common Stock."

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                                     "FOR"
                 THE APPROVAL OF THE PRIVATE PLACEMENT PROPOSAL

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       PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE 1998 STOCK OPTION PLAN,
     INCLUDING AN INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN

    In order for the Company to continue to attract and retain key personnel, the Board of Directors has approved (a) an increase in the number of shares of Common Stock authorized under the Company's 1998 Stock Plan (as amended, the "Plan") from 3,100,000 to 4,100,000, (b) an increase to 200,000 from 100,000 in the number of shares subject to options under the Plan which may be granted to any individual in the aggregate in any one fiscal year, (c) an increase to 250,000 from 150,000 in the number of shares the Company may grant to newly hired employees, in addition to the annual limit in clause (b) above, and
(d) the Company's ability to grant up to 250,000 shares to employees in connection with their promotion, in addition to the annual limit in clause (b) above. If this proposal is approved by the Company's shareholders at the Special Meeting, the Company does not intend to use the additional shares available under the Plan for any planned grants or to ratify grants for which insufficient shares were available when the grants were received, including those under proposal 3.

    The Plan is summarized below.

GENERAL

    The Company's shareholders approved the Plan in 1998 and amendments to the Plan at the 1999 Annual Meeting of Shareholders. The purpose of the Plan is to enhance the long-term shareholder value of the Company by offering opportunities to employees (and persons offered employment), directors, officers, consultants, agents, advisors and independent contractors of the Company to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. The Plan is administered by the Compensation Committee of the Board of Directors.

ELIGIBILITY

    As of January 25, 2001, the persons eligible to participate in the Plan included four officers, six non-employee directors and approximately 49 employees of the Company. Under the Plan, options to purchase 685,000 shares of Common Stock were granted at an average exercise price of $18.98 per share during the year ended December 31, 2000. As a result of employee terminations and directors resignations, options to purchase 210,500 shares of the Company's Common Stock were canceled during 2000 at an average price of $16.50. As of January 25, 2001, options to purchase 1,556,138 shares of Common Stock were outstanding at an average exercise price of $15.36 per share, 1,399,245 shares of Common Stock had been issued upon exercise of options and 144,617 shares of Common Stock were available for future grants under the Plan. Subject to approval by the shareholders at the Special Meeting, the number of shares available for future grants will be increased by 1,000,000.

STOCK SUBJECT TO THE PLAN

    Subject to adjustment from time to time as provided in the Plan, the maximum number of shares of Common Stock available for issuance under the Plan is equal to the sum of: (a) 1,000,000 shares of Common Stock; (b) any shares of Common Stock available for future awards under (i) the Company's 1994 Stock Incentive Plan and (ii) the Company's Directors' Stock Incentive Plan; and (c) any shares of Common Stock that are represented by awards granted under the Company's 1994 Stock Incentive Plan or the Company's Directors' Stock Incentive Plan that are forfeited, expire or are canceled without delivery of shares of Common Stock or which result in the forfeiture of shares of Common Stock back to the Company. At January 8, 2001, the sum of (a), (b) and (c) totaled 3,100,000. Subject to shareholder approval at the Special Meeting, the total number of shares authorized will be increased by 1,000,000.

    Subject to adjustment from time to time as provided in the Plan, no more than 100,000 shares of Common Stock may be subject to aggregate awards under the Plan to any participant in any one year, except that the Company may make additional one-time grants of up to 150,000 shares to newly hired

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individuals, such limitation to be applied consistently with the requirements of, and only to the extent required for compliance with, certain provisions of
Section 162(m) of the Internal Revenue Code of 1986, as amended, which precludes the Company from taking a tax deduction for compensation payments to executives in excess of $1.0 million, unless such payments qualify for the "performance-based" exemption from the $1.0 million limitation. Subject to shareholder approval at the Special Meeting, such annual limit will be increased from 100,000 to 200,000 and such one-time grant exception will be increased from 150,000 to 250,000 and will apply to promotions as well as new hirings.

    Any shares of Common Stock that cease to be subject to an option will be available for issuance in connection with future grants under the Plan. Options also may be granted in replacement of, or as alternatives to, grants or rights under any other employee or compensation plan or in substitution for, or by the assumption of, awards issued under plans of an acquired entity.

ELIGIBILITY TO RECEIVE OPTIONS

    Options may be granted under the Plan to those officers, directors and employees of the Company and its subsidiaries as the plan administrator from time to time selects. Options may also be granted to consultants, agents, advisors and independent contractors who provide services to the Company and its subsidiaries.

TERMS AND CONDITIONS OF STOCK OPTION GRANTS

    Options granted under the Plan may be Incentive Stock Options ("ISOs") or Non-Statutory Stock Options ("NSOs"). The per share exercise price for each option granted under the Plan will be determined by the plan administrator, but will be not less than 100% of the fair market value of a share of Common Stock on the date of grant with respect to ISOs. For purposes of the Plan, "fair market value" means the closing price for a share of Common Stock as reported by the Nasdaq National Market for a single trading day.

    The exercise price for shares purchased under options may be paid in cash or by check or, unless the plan administrator at any time determines otherwise, a combination of cash, check, shares of Common Stock which have been held for at least six months, delivery of a properly executed exercise notice together with certain irrevocable instructions to a broker, or such other consideration as the plan administrator may permit. The Company may require the optionee to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of any award. The withholding tax may be paid in cash or, subject to applicable law, the plan administrator may permit the optionee to satisfy such obligations by the withholding or delivery of shares of Common Stock. The Company may withhold from any shares of Common Stock issuable pursuant to an option or from any cash amounts otherwise due from the Company to the recipient of the award an amount equal to such taxes. The Company may also deduct from any option any other amounts due from the recipient to the Company or any of its subsidiaries.

    The option term is fixed by the plan administrator, and each option is exercisable pursuant to a vesting schedule determined by the plan administrator. If the vesting schedule is not set forth in the instrument evidencing the option, the option will become exercisable in four equal annual installments beginning one year after the date of grant. The plan administrator also determines the circumstances under which an option will be exercisable in the event the optionee ceases to be employed by, or to provide services to, the Company or one of its subsidiaries. If not so established, options generally will be exercisable for one year after termination of services as a result of retirement, early retirement at the Company's request, disability or death and for three months after all other terminations. An option automatically terminates if the optionee's services are terminated for cause, as defined in the Plan.

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TRANSFERABILITY

    No option is assignable or otherwise transferable by the holder other than by will or the laws of descent and distribution and, during the holder's lifetime, may be exercised only by the holder, unless the plan administrator determines otherwise in its sole discretion, and except to the extent permitted by Section 422 of the Code.

FEDERAL TAX EFFECTS OF ISOS

    The Company intends that ISOs granted under the Plan will qualify as ISOs under Section 422 of the Code. An optionee acquiring stock pursuant to an ISO receives favorable tax treatment in that the optionee does not recognize any taxable income at the time of the grant of the ISO or upon exercise. The tax treatment of the disposition of ISO stock depends upon whether the stock is disposed of within the holding period, which is the later of two years from the date the ISO is granted or one year from the date the ISO is exercised. If the optionee disposes of ISO stock after completion of the holding period, the optionee will recognize as capital gains income the difference between the amount received in such disposition and the basis in the ISO stock, i.e. the option's exercise price. If the optionee disposes of ISO stock before the holding period expires, it is considered a disqualifying disposition and the optionee must recognize the gain on the disposition as ordinary income in the year of the disqualifying disposition. Generally, the gain is equal to the difference between the option's exercise price and the stock's fair market value at the time the related stock is sold. While the exercise of an ISO does not result in taxable income, there are implications with regard to the alternative minimum tax ("AMT"). When calculating income for AMT purposes, the favorable tax treatment granted ISOs is disregarded and the difference between the option exercise price and the fair market value of the related Common Stock on the date of exercise (the "bargain purchase element") will be considered as part of AMT income. Just as the optionee does not recognize any taxable income on the grant or exercise of an ISO, the Company is not entitled to a deduction on the grant or exercise of an ISO. Upon a disqualifying disposition of ISO stock, the Company may deduct from taxable income in the year of the disqualifying disposition an amount generally equal to the amount that the optionee recognizes as ordinary income due to the disqualifying disposition. In general capital gains will be taxed at a rate of 28 percent, but if the shares are held for at least 18 months, the rate of taxation is 20 percent.

FEDERAL TAX EFFECTS OF NSOS

    If an option does not meet the statutory requirements of Section 422 of the Code and therefore does not qualify as an ISO, the difference, if any, between the option's exercise price and the fair market value of the stock on the date the option is exercised is considered compensation and is taxable as ordinary income to the optionee in the year the option is exercised, and is deductible by the Company for federal income tax purposes in such year.

    THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS DOES NOT PURPORT TO BE COMPLETE, NOR DOES IT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE RESIDES.

CORPORATE TRANSACTIONS

    In the event of certain mergers, consolidations, sales or transfers of substantially all the assets of the Company or a liquidation of the Company, each option that is at the time outstanding will automatically accelerate so that each such option becomes, immediately prior to such corporate transaction, 100% vested, unless, in the opinion of the Company's accountants, such acceleration would render unavailable pooling-of-interests accounting for the corporate transaction, and except that such option will not so accelerate if and to the extent such option is, in connection with the corporate transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation. Any such options granted to an

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"executive officer" (as defined for purposes of Section 16 of the Exchange Act)
of the Company that are assumed or replaced in the corporate transaction and do not otherwise accelerate at that time shall be accelerated in the event such holder's employment or services shall subsequently terminate within two years following such corporate transaction, unless such employment or services are terminated by the successor corporation or parent thereof for cause or by the holder voluntarily without good reason.

FURTHER ADJUSTMENT OF OPTIONS

    The plan administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, as defined by the plan administrator, to take such further action as it determines to be necessary or advisable, and fair and equitable to holders, with respect to options. Such authorized action may include (but is not limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, options so as to provide for earlier, later, extended or additional time for exercise or settlement and other modifications, and the plan administrator may take such actions with respect to all holders, to certain categories of holders or only to individual holders. The plan administrator may take such actions before or after granting options to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

AMENDMENT AND TERMINATION

    The Plan may be suspended or terminated by the Board of Directors at any time. The Board may amend the Plan, as it deems advisable, subject to shareholder approval in certain instances, as set forth in the Plan. If not earlier terminated, the Plan terminates ten years after the date the Plan was adopted by the Board of Directors.

NEW PLAN BENEFITS

    The following options were granted under the Plan during 2000:

NAME AND POSITION                                             NUMBER OF OPTIONS(A)
-----------------                                             --------------------
Frank G. Hausmann, Chairman and Chief Executive Officer.....         20,000
Steve G. Frison, Senior Vice President of Product
  Development & Chief Technology Officer....................        200,000
Mark B. Conan, Vice President of Finance, Administration &
  Chief Financial Officer...................................             --
David A. McFeeters-Krone, Vice President of Strategic
  Alliances.................................................         20,000
Robert B. Smart, Former Vice President, Marketing and
  Business Development......................................         20,000
Lee E. Mikles, Director.....................................        100,000
Frederick M. Stevens, Director..............................         10,000
David Billstrom, Director...................................         10,000
Jerome J. Meyer, Director...................................         10,000
G. Gerald Pratt, Director...................................         10,000
General Merrill A. McPeak, Director.........................         10,000
All Current Executive Officers as a Group (4 people)........        240,000
All Current Non-Executive Officer Directors as a Group (6
  people)...................................................        150,000
All Non-Executive Officer Employees as a Group (49
  people)...................................................        210,500

------------------------

(A) Options to purchase shares of the Company's Common Stock, totaling 845,500 shares, have been granted to the Named Executive Officers and described groups from the date the Plan was adopted through January 25, 2001. Such options were granted at an exercise price per share that is equal to the fair market value of the Company's Common Stock on the date of grant. The average per share exercise price of all option grants included in the above table is $18.75. The options granted shall become exercisable over a four-year period and expire ten years from the date of grant.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                                     "FOR"
         THE APPROVAL OF THE AMENDMENTS TO THE 1998 STOCK OPTION PLAN,
    INCLUDING THE INCREASE IN THE NUMBER OF SHARES AVAILABLE UNDER THE PLAN

PROPOSAL 3: APPROVAL AND RATIFICATION OF PRIOR STOCK OPTION GRANTS

    The Company is seeking shareholder approval and ratification of two stock option grants, covering a total of 110,000 shares of Common Stock, made by the Company in 1998 and 1999 to Frank G. Hausmann, the Company's Chairman and Chief Executive Officer (the "Option Grant Proposal").

BACKGROUND

    In October 1998, the Company granted to Mr. Hausmann, then the Company's Chief Financial Officer, options to purchase 80,000 shares of the Company's Common Stock with an exercise price of $3.50 per share, the fair market value of the Company's Common Stock on the grant date. In connection with Mr. Hausmann's appointment as the Company's President and Chief Executive Officer, to provide significant incentive to reinvent the Company in light of the substantial decline in the legacy ThrustMaster business, the Company granted to him later in October 1998 options to purchase an additional 110,000 shares of the Company's Common Stock with an exercise price of $2.75 per share, the fair market value of the Common Stock on the grant date. All these options are fully vested and expire 10 years after the respective grant date. In each of August and October 1999, the Company granted to Mr. Hausmann options to purchase 50,000 shares of Common Stock at exercise prices of $16.00 and $15.00, respectively, the fair market values of the Common Stock on the grant dates. These options vest at an annual rate of 25% and expire 10 years after the respective grant date. When the grants described above were made, the Company's 1998 Stock Option Plan (the "Plan") limited annual option grants to Plan participants to 50,000 shares, except that the Company could make additional one-time grants of up to 100,000 shares to newly hired individuals. Such limits currently are 100,000 and 150,000 shares, respectively, and, subject to shareholder approval of Proposal 2, will be increased to 200,000 and 250,000.

REASONS FOR SHAREHOLDER APPROVAL

    Options covering 60,000 shares subject to the later October 1998 grant and all options subject to the October 1999 grant (the "Subject Options") exceeded the then applicable Plan limits for annual grants and are deemed granted outside of the Plan. Nasdaq listing requirements generally require either shareholder approval of the plan under which options are granted or of the options themselves.

CONSEQUENCES IF THE OPTION GRANT PROPOSAL IS NOT APPROVED

    If the Company's shareholders do not approve the Option Grant Proposal, the Company will be in violation of Nasdaq listing requirements and Nasdaq could take action against the Company, including instituting delisting proceedings.

OTHER MATERIAL TERMS OF THE SUBJECT OPTIONS

    EXERCISE. The exercise price for shares purchased under the Subject Options may be paid in cash or by check or, unless the Company's Board of Directors at any time determines otherwise, a combination of cash, check, shares of Common Stock which have been held for at least six months, delivery of a properly executed exercise notice together with certain irrevocable instructions to a broker, or such other consideration as the Board of Directors may permit. The Company may require Mr. Hausmann to pay to the Company any applicable withholding taxes that the Company is required to withhold with respect to the grant or exercise of the options. The withholding tax may be paid in cash or, subject to applicable law, the Board of Directors may permit Mr. Hausmann to satisfy such obligations by the withholding or delivery of shares of Common Stock. The Company may withhold from any shares of Common Stock issuable pursuant to a Subject Option or from any cash amounts otherwise due from the Company to Mr. Hausmann an amount equal to such taxes. The Company may also deduct from any option any other amounts due from Mr. Hausmann to the Company or any of its subsidiaries.

    The options generally will be exercisable for one year after termination of Mr. Hausmann's services to the Company as a result of retirement, early retirement at the Company's request, disability or death and for three months after all other terminations. The options automatically terminate if Mr. Hausmann's services are terminated for cause.

    The fair market value of the Subject Options as of January 25, 2001, based on the difference between the exercise prices of the options and the closing price per share of the Company's Common Stock on that date, was $960,000 and $837,500, respectively.

    TRANSFERABILITY. No Subject Option is assignable or otherwise transferable by Mr. Hausmann other than by will or the laws of descent and distribution and, during his lifetime, may be exercised only by him, unless the Board of Directors determines otherwise in its sole discretion.

    FEDERAL TAX EFFECTS. The Subject Options are not ISOs. Accordingly, the difference, if any, between the option's exercise price and the fair market value of the Company's Common Stock on the date the option is exercised is considered compensation and is taxable as ordinary income to Mr. Hausmann in the year the option is exercised, and is deductible by the Company for federal income tax purposes in such year. The options are subject to certain provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, which preclude the Company from taking a tax deduction for compensation payments to executives in excess of $1.0 million, unless such payments qualify for the "performance-based" exemption from the $1.0 million limitation

    THE FOREGOING SUMMARY OF FEDERAL INCOME TAX CONSEQUENCES OF STOCK OPTIONS DOES NOT PURPORT TO BE COMPLETE, NOR DOES IT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY STATE OR FOREIGN COUNTRY IN WHICH THE OPTIONEE RESIDES.

    CORPORATE TRANSACTIONS. In the event of certain mergers, consolidations, sales or transfers of substantially all the assets of the Company or a liquidation of the Company, each Subject Option that is at the time outstanding will automatically accelerate so that each such option becomes, immediately prior to such corporate transaction, 100% vested, unless, in the opinion of the Company's accountants, such acceleration would render unavailable pooling-of-interests accounting for the corporate transaction, and except that such option will not so accelerate if and to the extent such option is, in connection with the corporate transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with a comparable award for the purchase of shares of the capital stock of the successor corporation. If the Subject Options are assumed or replaced in the corporate transaction and do not otherwise accelerate at that time, they will be accelerated in the event
Mr. Hausmann's employment or services shall subsequently terminate within two years following such corporate transaction, unless such employment or services are terminated by the successor corporation or parent thereof for cause or by Mr. Hausmann voluntarily without good reason.

    FURTHER ADJUSTMENT OF OPTIONS. The Board of Directors has the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation or change in control of the Company, to take such further action as it determines to be necessary or advisable, and fair and equitable to holders, with respect to the Subject Options. Such authorized action may include (but is not limited to) establishing, amending or waiving the terms, conditions or duration of, or restrictions on, the options so as to provide for earlier, later, extended or additional time for exercise or settlement and other modifications. The Board of Directors may take such actions before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation or change in control that is the reason for such action.

          THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE
                                     "FOR"
                   THE APPROVAL OF THE OPTION GRANT PROPOSAL

   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership as of January 25, 2001 of the Company's Common Stock by (a) each shareholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (b) each director of the Company, (c) each Named Executive Officer (as defined below) and (d) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole investment and voting power with respect to such shares.

                                                                     COMMON STOCK(2)
                                                              -----------------------------
                                                              NUMBER OF   PERCENT OF SHARES
SHAREHOLDER(1)                                                 SHARES        OUTSTANDING
--------------                                                ---------   -----------------
Peter R. Kellog(3)..........................................  1,264,886         17.3%
Sawtooth Capital Management, Inc.(4)........................    784,775         10.7%
G. Gerald Pratt(5)..........................................    438,881          6.0%
Frank G. Hausmann(6)........................................    257,500          3.4%
Frederick M. Stevens(7).....................................     43,208             *
General Merrill A. McPeak(8)................................     34,350             *
Steven G. Frison(9).........................................     31,250             *
David A. McFeeters-Krone(10)................................     27,500             *
Mark B. Conan(11)...........................................     25,000             *
Jerome J. Meyer(12).........................................     18,000             *
David Billstrom(13).........................................     15,000             *
Robert B. Smart.............................................          0             *
Lee E. Mikles(14)...........................................          0             *
All executive officers and directors as a group(10
  persons)(15)..............................................    890,689         11.4%

------------------------

*    Less than 1%

 (1) Unless otherwise indicated, the address of each beneficial owner identified is CenterSpan Communications Corporation, 7175 NW Evergreen Parkway,
     Suite 400, Hillsboro, Oregon 97124.

 (2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. For purposes of this table, a person is deemed to be the beneficial owner of securities that (i) can be acquired by such person within 60 days upon the exercise of options or warrants and
     (ii) are held by such person's spouse or other immediate family member sharing such person's household. Each beneficial owner's percentage ownership is determined by assuming that options held by such person (but not those held by any other person), that are exercisable within 60 days after January 8, 2001, have been exercised.

 (3) The following information is obtained from Form 13D filed by Mr. Kellogg. Mr. Kellogg's address is c/o Spear, Leeds & Kellogg, 120 Broadway, New York, NY 10271.

 (4) Includes 577,128 shares owned by Sawtooth Partners, L.P. Sawtooth Capital Management, Inc. is a registered investment advisor whose clients, including Sawtooth Partners, L.P., have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, shares of Common Stock. No person, other than Sawtooth Partners, L.P., holds more than five percent of the shares beneficially owned by Sawtooth Capital Management, Inc. Sawtooth Capital Management, L.P. is the sole general partner of Sawtooth Partners, L.P. Sawtooth Capital
     Management, Inc. is the sole general partner of Sawtooth Capital Management, L.P., and Bartley B. Blout is the controlling shareholder of Sawtooth Capital Management, Inc. The address for all of these persons is 1801 Century Park East, Century City, CA 90067.

 (5) Includes 38,470 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 57,250 shares subject to options exercisable more than 60 days after January 25, 2001.

 (6) Includes 257,500 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 217,500 shares subject to options exercisable more than 60 days after January 25, 2001.

 (7) Includes 4,738 shares beneficially owned with spouse and 38,470 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 57,250 shares subject to options exercisable more than 60 days after January 25, 2001.

 (8) Includes 34,350 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 58,750 shares subject to options exercisable more than 60 days after January 25, 2001.

 (9) Includes 31,250 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 413,750 shares subject to options exercisable more than 60 days after January 25, 2001.

 (10) Includes 27,500 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 147,500 shares subject to options exercisable more than 60 days after January 25, 2001.

 (11) Includes 25,000 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 160,000 shares subject to options exercisable more than 60 days after January 25, 2001.

 (12) Includes 15,000 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 85,000 shares subject to options exercisable more than 60 days after January 25, 2001.

 (13) Includes 15,000 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 85,000 shares subject to options exercisable more than 60 days after January 25, 2001.

 (14) Excludes 135,000 shares subject to options exercisable more than 60 days after January 25, 2001.

 (15) Includes 482,540 shares subject to options exercisable within 60 days after January 25, 2001. Excludes 1,417,000 shares subject to options exercisable more than 60 days after January 25, 2001.

                             EXECUTIVE COMPENSATION

    The following table sets forth the compensation paid by the Company for 2000 to the Company's Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during 2000 (collectively, the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                                      ANNUAL COMPENSATION         COMPENSATION
                                                -------------------------------      AWARDS
                                                                        OTHER     ------------
                                                                       ANNUAL      SECURITIES    ALL OTHER
                                                                       COMPEN-     UNDERLYING     COMPEN-
NAME AND PRINCIPAL POSITION            YEAR      SALARY    BONUS(1)   SATION(2)     OPTIONS        SATION
---------------------------          --------   --------   --------   ---------   ------------   ----------
Frank G. Hausmann(3)...............      2000   $230,000   $           $1,869         85,000     $       --
CHAIRMAN AND CEO                         1999    199,500    140,000     1,680        100,000             --
                                         1998     82,150     25,000        --        190,000(4)          --

Steven G. Frison(5)................      2000    186,667                2,350        345,000
SENIOR VICE PRESIDENT OF                 1999         --         --        --             --             --
  PRODUCT DEVELOPMENT & CTO              1998         --         --        --             --             --

Mark B. Conan(6)...................      2000    150,000                2,250         50,000
VICE PRESIDENT OF FINANCE,               1999     22,500         --        --        100,000             --
  ADMINISTRATION & CHIEF                 1998         --         --        --             --             --
  FINANCIAL OFFICER

David A. McFeeters-Krone(7)........      2000    120,000                1,864         75,000
VICE PRESIDENT OF STRATEGIC              1999     61,700     25,000        --         90,000             --
  ALLIANCE                               1998         --         --        --             --             --

Robert B. Smart(8).................      2000    111,029         --        --         20,000             --
FORMER VICE PRESIDENT,                   1999    106,263     33,000        --         90,000             --
  MARKETING AND BUSINESS                 1998         --         --        --             --             --
  DEVELOPMENT

------------------------

(1) Bonuses are based on the Company's performance and individual accomplishment for the year; bonus amounts have not yet been determined for 2000.

(2) Other annual compensation represents the Company's matching contributions under its 401(k) plan.

(3) Mr. Hausmann's 1998 salary represents amounts earned since joining the Company in July 1998 through December 1998.

(4) Includes 80,000 replacement options granted upon surrender of options previously granted. Surrendered options had an exercise price of $7.00 per share.

(5) Mr. Frison's 2000 salary represents amounts earned since joining the Company in February 2000 through December 2000.

(6) Mr. Conan's 1999 salary represents amounts earned since joining the Company in November 1999 through December 1999.

(7) Mr. McFeeters-Krone's 1999 salary represents amounts earned since joining the Company in June 1999 through December 1999.

(8) Mr. Smart's 1999 salary represents amounts earned since joining the Company in January 1999; his employment with the Company terminated as of October 2000.

OPTION GRANTS

    The following table sets forth information with respect to grants of stock options to the Named Executive Officers during 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                            POTENTIAL
                                                                                        REALIZABLE VALUE
                                                                                        AT ASSUMED ANNUAL
                                                                                      RATES OF STOCK PRICE
                                                                                        APPRECIATION FOR
                                             INDIVIDUAL GRANTS                           OPTION TERM(3)
                          --------------------------------------------------------   -----------------------
                          NUMBER OF     % OF TOTAL
                          SECURITIES     OPTIONS
                          UNDERLYING    GRANTED TO
                           OPTIONS     EMPLOYEES IN      EXERCISE       EXPIRATION
NAME                      GRANTED(1)   FISCAL YEAR    PRICE($/SH.)(2)      DATE          5%          10%
----                      ----------   ------------   ---------------   ----------   ----------   ----------
Frank G. Hausmann.......    20,000          1.8%          $23.875        02/03/10    $  300,297   $  761,012
                            65,000          6.0             8.313        12/06/10       339,820      861,171

Steve G. Frison.........   125,000         11.5            26.000        02/11/10     2,043,908    5,179,663
                            75,000          6.9            14.250        05/31/10       672,131    1,703,312
                            25,000          2.3             9.875        09/27/10       155,258      393,455
                           120,000         11.0             8.313        12/06/10       627,360    1,589,854

Mark B. Conan...........    50,000          4.6             8.313        12/06/10       261,400      662,439

David A.
  McFeeters-Krone.......    20,000          1.8            23.875        02/03/10       300,297      761,012
                            55,000          5.0             8.313        12/06/10       287,540      728,683

Robert B. Smart.........    20,000          1.8            23.875        02/03/10       300,297      761,012

------------------------

(1) Options granted during 2000 vest in one of two ways: they become exercisable as to 25% of the total amount on each of the first through fourth anniversaries of the grant date or they become exercisable as to 1/6 of the total subject shares after six months and an additional 1/36 each month thereafter.

(2) Based on the closing prices of the Common Stock as reported on The Nasdaq National Market on the respective grant dates.

(3) This column shows the hypothetical gains or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices.

OPTION EXERCISES AND HOLDINGS

    The following table provides information concerning unexercised options held at December 31, 2000 by the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                     NUMBER OF
                                                               SECURITIES UNDERLYING
                                                                    UNEXERCISED        VALUE OF UNEXERCISED
                                      SHARES                          OPTIONS          IN-THE-MONEY OPTIONS
                                     ACQUIRED       VALUE          AT FY-END (#)         AT FY-END ($)(1)
                                    ON EXERCISE    REALIZED        EXERCISABLE/            EXERCISABLE/
NAME                                    (#)          ($)           UNEXERCISABLE           UNEXERCISABLE
----                                -----------   ----------   ---------------------   ---------------------
Frank G. Hausmann.................          --    $      --      252,500 / 122,500     $1,543,220 / $186,875
Steve G. Frison...................          --           --           -- / 345,000             -- /  377,825
Mark B. Conan.....................          --           --       25,000 / 125,000             -- /  143,750
David A. McFeeters-Krone..........          --           --       22,500 / 142,500             -- /  158,125
Robert B. Smart...................          --           --        16,250 /     --           9,149 /      --

------------------------

(1) Calculated based on the difference between the market value of the underlying securities at December 29, 2000, $11.188 per share, and the exercise price of the unexercised options. The potential values have not been, and may never be, realized. The underlying options have not been, and may never be, exercised. Actual gains, if any, on exercise will depend on the value of the Common Stock on the date of exercise.

                           COMPENSATION OF DIRECTORS

    During 2000, each non-employee director received an annual fee of $5,000 and $1,000 for each Board and committee meeting attended (unless the committee meeting was held on the same day as a Board meeting) and $500 for each Board and committee meeting attended via telephone. In 2000, each non-employee director who had been a director as of January 1, 2000 received options to purchase 10,000 shares of Common Stock and each new non-employee director received options to purchase 50,000 shares of Common Stock at a price equal to the fair market value on the date of grant. In addition, in 2000 each such non-employee director was granted under the Company's Nonqualifying Stock Option Plan options to purchase between 21,000 and 30,000 shares of the Company's Common Stock at an exercise price of $8.313, the fair market value of the Company's Common Stock on the grant date. No employee director receives additional compensation for his or her service as a director.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The members of the Compensation Committee during 2000 were Messrs. Stevens and Billstrom and General McPeak, all independent, non-employee directors. No executive officer of the Company serves as a member of the Compensation Committee of any entity that has one or more executive officers serving as a member of the Company's Board of Directors.

                          DESCRIPTION OF CAPITAL STOCK

    The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, no par value, and 5,000,000 shares of Preferred Stock, no par value. The following summary describes certain provisions of the Company's Articles of Incorporation, as amended, and Amended and Restated Bylaws and of applicable law relating to the Common Stock and Preferred Stock. The summary does not purport to be complete and is subject, and qualified in its entirety by, the complete provisions of the Company's

Articles of Incorporation, as amended, and Amended and Restated Bylaws and by provisions of applicable law.

COMMON STOCK

    As of January 8, 2001, there were 7,307,851 shares of Common Stock outstanding held of record by approximately 62 shareholders. The holders of Common Stock are entitled to receive dividends as may from time to time be declared by the Board of Directors out of funds legally available therefor and to one vote per share on all matters on which the holders of Common Stock are entitled to vote. Holders of Common Stock do not have any cumulative voting rights or preemptive, conversion, redemption or sinking fund rights. In the event of a liquidation, dissolution or winding up of the Company, holders of Common Stock are entitled to share equally and ratably in the Company's assets, if any, remaining after the payment of all liabilities of the Company and the liquidation preference of any outstanding class or series of Preferred Stock. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are subject to those of any series of Preferred Stock that the Company's Board of Directors may issue in the future, as described below. The Common Stock is traded on the Nasdaq National Market under the trading symbol "CSCC."

PREFERRED STOCK

    The Company has no current plan to issue Preferred Stock. The Company is authorized to issue up to 5,000,000 shares of Preferred Stock in one or more series and to fix the number of shares constituting any such series and the preferences, limitations and relative rights, including dividend rights, dividend rate, voting rights, terms of redemption, redemption price or prices, conversion rights, preemption rights and liquidation preferences of the shares constituting any series, without any further vote or action by the Company's shareholders. The issuance of Preferred Stock by the Board of Directors could adversely affect the rights of holders of Common Stock. The potential issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of the Company, may discourage bids for the Common Stock at a premium over the market price of the Common Stock, and may adversely affect the market price of, and the voting and other rights of the holders of, the Common Stock.

ANTI-TAKEOVER EFFECTS OF OREGON LAW AND THE COMPANY'S AMENDED AND RESTATED
  BYLAWS OREGON CONTROL SHARE ACT

    The Company is subject to certain provisions of the Oregon Business Corporation Act (the "Act") that in certain circumstances restrict the ability of significant shareholders from exercising voting rights (the "Control Share Act"). The Control Share Act generally provides that a person (the "Acquiring Person") who acquires voting stock of an Oregon corporation in a transaction that results in the Acquiring Person's holding more than 20%, 33- 1/3% or 50% of the total voting power of the corporation (a "Control Share Acquisition") cannot vote the shares the Acquiring Person acquires in the Control Share Acquisition ("control shares") unless voting rights are accorded to the control shares by
(a) a majority of each voting group entitled to vote and (b) the holders of a majority of the outstanding voting shares, excluding the control shares held by the Acquiring Person and shares held by the corporation's officers and inside directors. The term "Acquiring Person" is broadly defined to include persons acting as a group. The Acquiring Person may, but is not required to, submit to the corporation a statement setting forth certain information about the Acquiring Person and its plans with respect to the corporation. The statement may also request that the corporation call a special meeting of shareholders to determine whether voting rights will be accorded to the control shares. If the Acquiring Person does not request a special meeting of shareholders, the issue of the control shares' voting rights will be considered at the next annual or special meeting of shareholders. If the Acquiring Person's control shares are accorded voting rights and represent a majority of all voting power, shareholders who do not vote in favor of voting rights for the control shares will have the right to receive the appraised "fair value" of their shares, which may not be less than the highest price paid per share by the Acquiring Person for the control shares.

    The Company is also subject to certain provisions of the Act that govern business combinations between corporations and interested shareholders, that generally provide that if a person or entity acquires 15% or more of the voting stock of an Oregon corporation (an "Interested Shareholder"), the corporation and the Interested Shareholder, or any affiliated entity of the Interested Shareholder, may not engage in certain business combination transactions for three years following the date the person or entity became an Interested Shareholder. Business combination transactions for this purpose include (a) a merger or plan of share exchange, (b) any sale, lease, mortgage or other disposition of 10% or more of the assets of the corporation and (c) certain transactions that result in the issuance of capital stock of the corporation to the Interested Shareholder. These restrictions do not apply if (1) the Interested Shareholder, as a result of the transaction in which such person became an Interested Shareholder, owns at least 85% of the outstanding voting stock of the corporation (disregarding shares owned by directors who are also officers and by certain employee benefit plans), (2) the board of directors approves the share acquisition or business combination before the Interested Shareholder acquired 15% or more of the corporation's outstanding voting stock or (3) the board of directors and the holders of at least 66- 2/3% of the outstanding voting stock of the corporation (disregarding shares owned by the Interested Shareholder) approve the transaction after the Interested Shareholder acquires 15% or more of the corporation's voting stock.

CLASSIFIED BOARD OF DIRECTORS

    The Company's Amended and Restated Bylaws provide for the Company's Board of Directors to be divided into three classes of directors serving staggered three-year terms. At each annual meeting of the Company's shareholders, directors are elected to succeed the directors in the class whose terms are then expiring. Classification of the Board of Directors is intended to decrease the likelihood of precipitous changes in the composition of the Board of Directors and its powers, and thereby to moderate changes in the Company's policies and direction that the Board of Directors does not deem to be in the best interests of the shareholders. Classification may also have the effect of delaying, deferring or preventing a change of control of the Company without further action by the shareholders, may discourage bids for the Common Stock at a premium over the market price of the Common Stock, may adversely affect the market price of the Common Stock and could have the effect of discouraging certain attempts to acquire the Company or remove incumbent management, including incumbent members of the Company's Board of Directors, even if some or a majority of the Company's shareholders deemed such actions to be in their best interests.

                 SHAREHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

    Shareholder proposals to be presented at the 2001 Annual Meeting of Shareholders must have been received at the Company's principal executive offices no later than December 18, 2000, in order to be included in the Company's proxy statement and form of proxy relating to that meeting. All proposals must have complied with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. In addition, the Company's bylaws include advance notice provisions that require shareholders desiring to bring nominations or other business before an annual shareholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, shareholders give timely written notice to the Company's Secretary not more than 90, or less than 60, days prior to the date of the annual meeting as determined under the Company's bylaws. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

                           FORWARD LOOKING STATEMENTS

    This Proxy Statement contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The Act provides a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about themselves so long as they identify these statements as forward-looking and provide meaningful cautionary statements identifying important factors that could cause actual results to differ from the projected results. All statements other than statements of historical fact that the Company makes in this Proxy Statement are forward-looking. In particular, statements regarding the exploitation of the assets acquired from Scour, Inc., the implementation of the Company's growth strategy for its new digital distribution channel, and the company's financing needs are forward-looking statements. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements. However, the absence of these words does not mean the statement is not forward-looking. The Company cannot guarantee any of the forward-looking statements, which are subject to risks, uncertainties and assumptions that are difficult to predict. Actual results may differ materially from those the Company forecasts in forward-looking statements due to a variety of factors, including some of those set forth in the Company's report on Form 10-K for the year ended December 31, 1999. The Company does not intend to update any forward-looking statements due to new information, future events or otherwise.

                  WHERE SHAREHOLDERS CAN FIND MORE INFORMATION

    The Company files annual, quarterly and other reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information contain additional information about the Company. Shareholders may read and copy any materials on file with the Securities and Exchange Commission at its Public Reference Room at 450 Fifth Street, NW, Judiciary Plaza, Washington, D.C. 20549, as well as at its regional offices at 500 West Madison Street, Suite 1400, Chicago, IL 60661 and 7 World Trade Center, Suite 1300, New York, NY 10048. The Company's filings are available to the public over the Internet at the Securities and Exchange Commission's website at http://www.sec.gov. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information on the Public Reference Room. Shareholders should rely only on the information contained or incorporated by reference in this Proxy Statement. The Company has not authorized anyone else to provide shareholders with information that is different from what is contained or incorporated in this Proxy Statement. This document is dated January 31, 2001. Shareholders should not assume that the information in this Proxy Statement is accurate as of any later date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

    The Securities and Exchange Commission allows the Company to "incorporate by reference" certain information the Company files with it, which means that the Company can disclose important information to shareholders by referring them to those documents. The information incorporated by reference is an important part of this Proxy Statement, and information that the Company files later with the Securities and Exchange Commission will automatically update and supersede this information. The Company incorporates by reference into this Proxy Statement the documents listed below and any future filings made with the Securities and Exchange Commission under Sections 13(a), 13(c), 14, or 15(d) of the Securities Exchange Act of 1934 until the date of the Special Meeting or any adjournment or postponement of the Special Meeting:

    1. CenterSpan's Annual Report on Form 10-K for the year ended December 31, 1999; and

    2. CenterSpan's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 2000.

    Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement. The Company shall provide copies of all documents incorporated by reference in this Proxy Statement (excluding any exhibits thereto), without charge, to any person to whom a copy of this Proxy Statement is delivered upon written or oral request of such person. Requests for such copies should be directed to: CenterSpan Communications Corporation, 7175 N.W. Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124, Attention: Corporate Secretary, or upon calling (503) 615-3200.

                                          /s/ MARK B. CONAN
                                          --------------------------------------
                                          Mark B. Conan
                                          SECRETARY
                                          CenterSpan Communications Corporation

Hillsboro, Oregon
January 31, 2001

TABLE OF APPENDICES

Appendix A--Common Stock Purchase Agreement

Appendix B--Form of Warrant

                  APPENDIX A--COMMON STOCK PURCHASE AGREEMENT

                     CENTERSPAN COMMUNICATIONS CORPORATION

                        COMMON STOCK PURCHASE AGREEMENT

                                  DATED AS OF

                               DECEMBER 18, 2000

                                    CONTENTS

Section 1.  Purchase and Sale of Common Stock...........................       A-5

Section 2.  Closings....................................................       A-5

Section 3.  Representations and Warranties of the Company...............       A-5

       3.1  Organization and Qualification..............................       A-6

       3.2  Enforceability..............................................       A-6

       3.3  Securities..................................................       A-6

            No Approvals or Notices Required; No Conflicts With
       3.4    Instruments...............................................       A-6

       3.5  Capitalization..............................................       A-6

       3.6  SEC Documents...............................................       A-6

       3.7  Full Disclosure.............................................       A-7

       3.8  Brokers or Finders..........................................       A-7

Section 4.  Representations and Warranties of the Investor..............       A-7

       4.1  Authorization...............................................       A-7

       4.2  Purchase Entirely for Own Account...........................       A-7

       4.3  Disclosure of Information; Due Diligence....................       A-7

       4.4  Investment Experience; Accredited Investor Status...........       A-8

       4.5  Restricted Securities.......................................       A-8

       4.6  Legend......................................................       A-8

       4.7  Residency...................................................       A-8

       4.8  No Intent to Control the Company............................       A-8

Section 5.  Conditions of Investor's Obligations at the Closings........       A-9

       5.1  Conditions to Each Closing..................................       A-9

            Additional Condition of Investors' Obligations at the Second
       5.2    Closing...................................................       A-9

            Additional Condition of Investors' Obligations at the Third
       5.3    Closing...................................................       A-9

Section 6.  Conditions of the Company's Obligations at the Closings.....       A-9

       6.1  Conditions to Each Closing..................................       A-9

            Additional Condition of Investors' Obligations at the Second
       6.2    Closing...................................................      A-10

       6.3  Additional Condition of Investors' Obligations..............      A-10

Section 7.  Registration Rights.........................................      A-10

Section 8.  Covenants...................................................      A-11

            Fulfillment of Closing Conditions For Second and Third
       8.1    Closings..................................................      A-11

       8.2  Section 13 Filings..........................................      A-11

Section 9.  Miscellaneous...............................................      A-11

       9.1  Survival of Warranties......................................      A-11

       9.2  Successors and Assigns......................................      A-11

       9.3  Governing Law...............................................      A-12

       9.4  Counterparts................................................      A-12

       9.5  Headings....................................................      A-12

       9.6  Notices.....................................................      A-12

       9.7  Expenses....................................................      A-12

       9.8  Amendments and Waivers......................................      A-12

       9.9  Severability................................................      A-12

      9.10  Entire Agreement............................................      A-12

SCHEDULES:

  Schedule A: Schedule of Exceptions

                        COMMON STOCK PURCHASE AGREEMENT

    This COMMON STOCK PURCHASE AGREEMENT (this "Agreement") is made as of
December   , 2000, by and between CENTERSPAN COMMUNICATIONS CORPORATION, an
Oregon corporation (the "Company"), and PETER R. KELLOGG (the "Investor").

                                    RECITAL

    The Company desires to sell to the Investor, and the Investor desires to purchase from the Company, shares of the Company's Common Stock, no par value per share ("Common Stock"), upon the terms and subject to the conditions set forth herein.

                                   AGREEMENT

    NOW, THEREFORE, in consideration of the premises, mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  PURCHASE AND SALE OF COMMON STOCK

    Subject to the terms and conditions of this Agreement, the Investor agrees to purchase, and the Company agrees to sell and issue to the Investor, at the Closings (as defined below), up to an aggregate of 1,428,572 shares (the "Shares") of Common Stock, at a price of $7.00 per share. Subject to the terms and conditions of this Agreement, the Company shall purchase, and the Company shall sell and issue to the Investor (a) at the First Closing (as defined below) 714,286 of the Shares (the "First Tranche Shares"), (b) at the Second Closing (as defined below), if any, such additional number of Shares (the "Second Tranche Shares") that when added to the First Tranche Shares, shall represent as close to, but not equal or be in excess of, 20 percent of the outstanding shares of the Company as of the date hereof, and (c) at the Third Closing (as defined below), if any, the remaining Shares (the "Third Tranche Shares") not previously issued in the First Closing or the Second Closing.

SECTION 2.  CLOSINGS

    (a) The purchase and sale of the First Tranche Shares shall take place at the offices of Perkins Coie LLP, 1211 S.W. Fifth Avenue, Portland, Oregon, at
10:00 a.m., on December   , 2000, or at such other location and time or upon
such other date as the Company and the Investor shall mutually agree (which time and place are designated as the "First Closing"). The purchase and sale of the Second Tranche Shares and the Third Tranche Shares shall take place at such locations and times and upon such dates (within five business days of the satisfaction or waiver of all conditions to closing for such Closing as set forth herein), as the Company and the Investor shall mutually agree (which applicable times and places are designated as the "Second Closing" and the "Third Closing," respectively; the First Closing, the Second Closing and the Third Closing are referred to herein, collectively, as the "Closings"). The date of a Closing is referred to herein as a "Closing Date."

    (b) At each Closing, the Investor shall deliver to the Company, by cashier's check or wire transfer payable to the Company's order, immediately available funds in the amount of the purchase price for the Shares purchased at such Closing. Within 10 business days of such Closing, the Company shall deliver or cause to be delivered to the Investor a certificate representing the Shares purchased by the Investor at such Closing.

SECTION 3.  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

    The Company hereby represents and warrants to the Investor that, except as set forth on a Schedule of Exceptions attached hereto as Schedule A:

    3.1  ORGANIZATION AND QUALIFICATION

    The Company is a corporation duly organized and validly existing under the laws of the State of Oregon. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the assets, condition (financial or other), prospects or business of the Company (a "Company Material Adverse Effect").

    3.2  ENFORCEABILITY

    The Company has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement and each of the certificates, instruments and documents executed or delivered by it pursuant to the terms of this Agreement. All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the performance of all of its obligations under this Agreement has been taken. This Agreement has been duly executed and delivered by the Company, and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as to the effect, if any, of (a) applicable bankruptcy and other similar laws affecting the rights of creditors generally, (b) rules of law governing specific performance, injunctive relief and other equitable remedies, and (c) the enforceability of provisions requiring indemnification in connection with the offering, sale or issuance of securities.

    3.3  SECURITIES

    The Common Stock to be issued pursuant to this Agreement, when issued and delivered to the Investor pursuant to this Agreement, shall be validly issued, fully paid and nonassessable and, assuming the accuracy of the representations and warranties contained in Section 4, issued in compliance with applicable federal and state securities laws.

    3.4  NO APPROVALS OR NOTICES REQUIRED; NO CONFLICTS WITH INSTRUMENTS

    The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (a) constitute a violation (with or without the giving of notice or lapse of time, or both) of any provision of law or any judgment, decree, order, regulation or rule of any court or other governmental authority applicable to the Company; (b) require any consent, approval or authorization of, or declaration, filing or registration with, any person or entity, except (i) compliance with applicable securities laws and (ii) such consents, approvals, authorizations, declarations, filings and registrations (A) which have been or as of the applicable Closing Date will have been obtained or effected or (B) the failure of which to obtain or effect would not, both individually and in the aggregate, have a Company Material Adverse Effect; (c) result in a default (with or without the giving of notice or lapse of time, or both) under, or acceleration or termination of, or the creation in any party of the right to accelerate, terminate, modify or cancel any agreement or document filed as an exhibit the Company's SEC Documents (as defined below), except for such defaults, accelerations, terminations or creations of such rights which would not, both individually and in the aggregate, have a Company Material Adverse Effect; or (d) conflict with or result in a breach of or constitute a default under any provision of the Articles of Incorporation or Bylaws of the Company.

    3.5  CAPITALIZATION

    The authorized capital stock of the Company consists of 25,000,000 shares of Common Stock, of which 6,255,732 shares were issued and outstanding as of December 1, 2000, and 5,000,000 shares of preferred stock, par value $0.01 per share, none of which is issued or outstanding. Such issued and outstanding shares of Common Stock are validly issued, fully paid and nonassessable.

    3.6  SEC DOCUMENTS

    The Company has furnished the Investor with true and complete copies of (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, (ii) all Forms 8-K filed after the date of such

Form 10-K, if any, (iii) its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2000, and (iv) its Definitive Proxy Statement for the annual meeting of the Company's shareholders held in May 2000 (collectively, the "SEC DOCUMENTS"). As of their respective filing dates, each of the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

    3.7  FULL DISCLOSURE

    The information furnished by the Company to the Investor or its representatives in connection with this Agreement (including, without limitation, the information contained in the SEC Documents, as the same may have been updated by filings by the Company with the Securities and Exchange Commission after the date hereof but prior to the applicable Closing Date), when taken together, does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements so made or information so delivered, in light of the circumstances under which they were made, not misleading.

    3.8  BROKERS OR FINDERS

    The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by or on behalf of the Company, any liability for brokerage or finders' fees or agents' commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby, except for the Company's warrants to be issued to First Montauk Securities on behalf of Lucas Capital Management, Inc. or to designees of Lucas Capital
Management, Inc.

SECTION 4.  REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

    The Investor hereby represents and warrants for itself, and not for any other Investor that:

    4.1  AUTHORIZATION

    This Agreement constitutes, and when executed and delivered by the Investor the other agreements contemplated herein to which the Investor is a party will constitute, valid and legally binding obligations of the Investor, enforceable in accordance with their respective terms, except as to the effect, if any, of
(a) applicable bankruptcy and other similar laws affecting the rights of creditors generally, (b) rules of law governing specific performance, injunctive relief and other equitable remedies, and (c) the enforceability of provisions requiring indemnification in connection with the offering, sale or issuance of securities. The Investor has full power and authority to execute, deliver and perform his obligations under this Agreement and such other agreements and to own the Common Stock to be received by the Investor hereunder (collectively, the "Securities").

    4.2  PURCHASE ENTIRELY FOR OWN ACCOUNT

    This Agreement is made with the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Securities will be acquired for investment for the Investor's own account, and not with a view to the distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in a manner contrary to the Securities Act of 1933, as amended (the "Act"), or applicable state securities laws.

    4.3  DISCLOSURE OF INFORMATION; DUE DILIGENCE

    The Investor has received and reviewed a copy of each SEC Document. The Investor represents and acknowledges that he has been solely responsible for his own "due diligence" investigation of the Company and of the management and business of the Company, for his own analysis of the merits and risks of this investment, and for his own analysis of the fairness and desirability of the terms of the investment; that in taking any action or performing any role relative to the arranging of the proposed investment, the Investor has acted solely in his own interests.

    4.4  INVESTMENT EXPERIENCE; ACCREDITED INVESTOR STATUS

    The Investor is an investor in securities of the type of the Common Stock and acknowledges that the Securities are a speculative risk. The Investor is able to fend for himself in the transactions contemplated by this Agreement, can bear the economic risk of its investment (including possible complete loss of such investment) for an indefinite period of time and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Securities. The Investor understands that the Securities have not been registered under the Act, or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Company on such exemptions is predicated upon the accuracy of the Investor's representations and warranties in this Section 4. The Investor is familiar with Regulation D promulgated under the Act and is an "accredited investor" as defined in Rule 501(a) of such Regulation D.

    4.5  RESTRICTED SECURITIES

    The Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances and in accordance with the terms and conditions set forth in the legend described in Section 4.6 below. In this connection, the Investor represents that he is familiar with Rule 144 promulgated under the Act, as currently in effect, and understands the resale limitations imposed thereby and by the Act.

    4.6  LEGEND

    It is understood that the certificates evidencing the Securities may bear the following or a similar legend:

    THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THIS CORPORATION RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO THIS CORPORATION STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THIS CORPORATION OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

    4.7  RESIDENCY

    For purposes of the application of state securities laws, the Investor represents that he is a resident of the state set forth opposite the Investor's name on Schedule A hereto.

    4.8  NO INTENT TO CONTROL THE COMPANY

    The Investor represents to the Company that he has no intention to control the Company and that he is not purchasing the Shares with a view to exerting control of the Company. As used herein, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Company, whether through the ownership of voting securities or by contract or otherwise.

SECTION 5.  CONDITIONS OF INVESTOR'S OBLIGATIONS AT THE CLOSINGS

    5.1  CONDITIONS TO EACH CLOSING

    The obligations of the Investor under Section 1 of this Agreement are subject to the fulfillment at or before the applicable Closing of each of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 hereof shall be true in all material respects on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made as of such Closing Date, other than such representations and warranties as are made as of another date.

    (b) PERFORMANCE. The Company shall have performed and complied in all material respects with all agreements, obligations and covenants contained in this Agreement that are required to be performed or complied with by it on or before the applicable Closing Date.

    (c) COMPLIANCE CERTIFICATE. The Chief Executive Officer of the Company shall deliver to the Investor at the Closing a certificate certifying that the conditions specified in Sections 5.1(a) and (b) have been fulfilled.

    (d) QUALIFICATION. The offer and sale of the shares of Common Stock to be sold to the Investor at the applicable Closing shall be qualified or exempt from qualification under all applicable federal and state securities laws, which qualification or exemption the Company shall have exercised its reasonable best efforts to obtain.

    5.2  ADDITIONAL CONDITION OF INVESTORS' OBLIGATIONS AT THE SECOND CLOSING

    In addition to those conditions set forth in Section 5.1, the obligations of the Investor under Section 1 of this Agreement with respect to the Second Tranche Shares are subject to the obtaining, prior to the Second Closing, of (a) the vote of the Company's shareholders, if any, as may be required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. for the issuance and sale of the Second Tranche Shares or (b) confirmation from the Nasdaq Stock Market that such shareholder approval will not be required prior to issuance and sale of the Second Tranche Shares.

    5.3  ADDITIONAL CONDITION OF INVESTORS' OBLIGATIONS AT THE THIRD CLOSING

    In addition to those conditions set forth in Section 5.1, the obligations of the Investor under Section 1 of this Agreement with respect to the Third Tranche Shares are subject to the obtaining, prior to the Third Closing, of (a) the vote of the Company's shareholders, if any, as may be required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. for the issuance and sale of the Third Tranche Shares or (b) confirmation from the Nasdaq Stock Market that such shareholder approval will not be required prior to issuance and sale of the Third Tranche Shares.

SECTION 6.  CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSINGS

    6.1   CONDITIONS TO EACH CLOSING

    The obligations of the Company to the Investor under this Agreement are subject to the fulfillment at or before the applicable Closing of each of the following conditions:

    (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 4 shall be true in all material respects on and as of the applicable Closing Date with the same effect as though such representations and warranties had been made as of such Closing Date.

    (b) QUALIFICATION. The offer and sale to the Investor of the shares of Common Stock to be sold to the Investor at the applicable Closing shall be qualified or exempt from qualification under all applicable federal and state securities laws, which qualification or exemption the Company shall have exercised its reasonable best efforts to obtain.

    6.2  ADDITIONAL CONDITION OF THE COMPANY'S OBLIGATIONS AT THE SECOND
CLOSING

    In addition to those conditions set forth in Section 5.1, the obligations of the Company under Section 1 of this Agreement with respect to the Second Tranche Shares are subject to the obtaining, prior to the Second Closing, of (a) the vote of the Company's shareholders, if any, as may be required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. for the issuance and sale of the Second Tranche Shares or (b) confirmation from the Nasdaq Stock Market that such shareholder approval will not be required prior to issuance and sale of the Second Tranche Shares.

    6.3  ADDITIONAL CONDITION OF THE COMPANY'S OBLIGATIONS

    In addition to those conditions set forth in Section 5.1, the obligations of the Company under Section 1 of this Agreement with respect to the Third Tranche Shares are subject to the obtaining, prior to the Third Closing, of (a) the vote of the Company's shareholders, if any, as may be required by the applicable rules and regulations of the Nasdaq Stock Market, Inc. for the issuance and sale of the Third Tranche Shares or (b) confirmation from the Nasdaq Stock Market that such shareholder approval will not be required prior to issuance and sale of the Third Tranche Shares.

SECTION 7.  REGISTRATION RIGHTS

    (a) Subject to Section 7(b) below, the Company shall file with respect to the Shares purchased under this Agreement, a registration statement on Form S-3 (or any successor form) on or before the 180th day after the First Closing Date to register such Shares under the Act. The Company shall use commercially reasonable efforts to have the registration statement declared effective and to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) for at least two years from the effective date thereof.

    (b) The Company shall not be obligated to effect any such registration pursuant to Section 7(a):

        (1) if Form S-3 is not available for such offering by the Investor;

        (2) if the Company shall furnish to the Investor a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the applicable Form S-3 registration statement for a period of not more than ninety (90) days after the expiration of the 180-day period set forth above; or

        (3) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration.

    (c) The Company shall notify the Investor in writing at least thirty (30) days prior to filing any registration statement under the Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 7(a) of this Agreement or to any employee benefit plan or a corporate reorganization) and will afford the Investor an opportunity to include in such registration statement all or any part of the shares of Common Stock purchased pursuant to this Agreement and then held by the Investor, subject to the provisions of Section 7(d) below. If the Investor wants to include in any such registration statement all or any part of such shares held by the Investor, the Investor shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of shares the Investor wishes to include in such registration statement.

    (d) If a registration statement under which the Company gives notice under
Section 7(c) is for an underwritten offering, then the Company shall so advise the Investor. In such event, the right of the Investor to include any of the Investor's shares of Common Stock in a registration pursuant to Section 7(c) shall be conditioned upon the Investor's participation in such underwriting and the inclusion of the Investor's shares in the underwriting on the same terms and conditions as the other participants in such offering, including, without limitation, entering into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriters). Notwithstanding any other provision of this Agreement, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, SECOND, to each holder of registration rights granted by the Company before the date of this Agreement that contractually require the Company to include such holder's shares on a priority basis, and THIRD, to the Investor and any other holder of registration rights granted by the Company (excluding those covered above), on a pro rata basis based on the total number of shares of Common Stock then sought to be included by each in such offering. If the Investor disapproves of the terms of any such underwriting, the Investor may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten (10) business days prior to the effective date of the registration statement. Any shares excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

    (e) Notwithstanding the foregoing, the Investor may not have any shares of Common Stock registered pursuant to any registration statement initiated in connection with the Company's acquisition of assets of Scour Inc.

SECTION 8.  COVENANTS

    8.1  FULFILLMENT OF CLOSING CONDITIONS FOR SECOND AND THIRD CLOSINGS

    The Company shall use commercially reasonable efforts to cause the conditions to closing for the Second Closing and the Third Closing to be fulfilled as soon as practicable after the date hereof.

    8.2  SECTION 13 FILINGS

    The Investor agrees to timely make all filings and take all other action required by Section 13 of the Exchange Act and the rules and regulations promulgated thereunder required as a result of the Investors' purchase of Shares hereunder or otherwise.

SECTION 9.  MISCELLANEOUS

    9.1  SURVIVAL OF WARRANTIES

    The warranties, representations and covenants contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

    9.2  SUCCESSORS AND ASSIGNS

    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, permitted assigns, heirs and legal representatives of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto and their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The rights to cause the Company to register shares of common stock pursuant to Section 7 may be assigned by the Investor to a transferee or assignee of such shares that acquires at least 250,000 shares (appropriately adjusted for any stock dividend, stock split, or combination applicable to the Common Stock), and who assumes the Investor's obligations hereunder; provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the shares with respect to which such registration rights are being assigned; provided, further, in each of the foregoing instances, that such assignment shall be effective only if immediately following such transfer the further disposition of such shares by the transferee or assignee is restricted under the Act.

    9.3  GOVERNING LAW

    This Agreement shall be governed by and construed under the laws of the State of Oregon as applied to agreements among persons domiciled in Oregon entered into and to be performed entirely within the State of Oregon.

    9.4  COUNTERPARTS

    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

    9.5  HEADINGS

    The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

    9.6  NOTICES

    Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or three days after deposit in the United States Mail, postage prepaid, registered or certified with return receipt requested and addressed to the party to be notified, if to the Company, at 7175 NW Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124, Attention: Chief Financial Officer, or, if to the Investor, at the address indicated for the Investor on Schedule A hereto, or at such other address as any such party may designate by ten days' advance written notice to the other parties given in the foregoing manner.

    9.7  EXPENSES

    The Company shall pay all costs and expenses incurred by it with respect to the preparation and performance of this Agreement. The Investor shall pay all costs and expenses incurred thereby with respect to the preparation and performance of this Agreement.

    9.8  AMENDMENTS AND WAIVERS

    This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the Investor.

    9.9  SEVERABILITY

    If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

    9.10  ENTIRE AGREEMENT

    This Agreement constitutes the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all prior agreements with respect to the subject matter hereof, other than any confidentiality agreements entered into in connection with the transactions contemplated hereby.

                     [This space intentionally left blank.]

    IN WITNESS WHEREOF, the parties have duly executed this Common Stock Purchase Agreement as of the date first above written.

                                          CENTERSPAN COMMUNICATIONS CORPORATION

                                          By: __________________________________
                                          Name:

                                          Title:

                                          INVESTOR:

                                          ______________________________________
                                                     Peter R. Kellogg

                                   SCHEDULE A
                             SCHEDULE OF EXCEPTIONS

SECTION 3.2:            See Section 3.4 below.

SECTION 3.4:            Nasdaq approval is being requested prior to the issuance of the Second Tranche Shares. Shareholder approval is required prior to issuance of the Third Tranche Shares.

                          APPENDIX B--FORM OF WARRANT

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE LAW. NO INTEREST HEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THIS CORPORATION.

No. W-L-                                                      Warrant to purchase
Issued: December   , 2000                                     shares of
                                                              Common Stock (subject to
                                                              adjustment)

                     CENTERSPAN COMMUNICATIONS CORPORATION
                                  COMMON STOCK
                                PURCHASE WARRANT

    THIS CERTIFIES THAT, for value received,             (the "Holder") is
entitled to exercise this Warrant to purchase from the Company
            (      ) fully paid and nonassessable shares of the Company's Common
Stock, $0.01 par value per share (the "Common Stock"), on the terms and subject to the conditions set forth herein. The shares of Common Stock issuable upon the exercise of this Warrant are referred to herein as the "Warrant Shares." The number of Warrant Shares issuable upon exercise of this Warrant and the Exercise Price (as defined below) are subject to adjustment as provided herein. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution hereof as provided herein.

1.1 TERM OF WARRANT

    This Warrant may be exercised by the Holder at any time prior to the earlier of (a) December 18, 2005, or (b) the closing of a Corporate Transaction (as defined below) (the "Exercise Period"). As used herein, the term "Corporate Transaction" means the sale of all or substantially all the assets of the Company or the acquisition of the Company by another entity by means of a merger, consolidation, reorganization or any other transaction or series of related transactions resulting in the exchange of the outstanding shares of the Company for securities or consideration issued or caused to be issued by the acquiring entity or any of its affiliates and as a result of which the shareholders of the Company immediately prior to such transaction hold or receive, by virtue of their ownership of securities of the Company, less than fifty percent (50%) of the capital stock of the resulting entity.

1.2 EXERCISE PRICE

    The Exercise Price at which this Warrant may be exercised shall be $9.00 per share of Common Stock, as adjusted from time to time pursuant to Section 4 hereof.

1.3 METHOD OF EXERCISE

    1.3.1  PROCEDURE FOR EXERCISE

    This Warrant may be exercised by the Holder, in whole or in part (but not for less than 25,000 shares at a time, or such lesser amount then issuable upon the full exercise of this Warrant), by delivering to the Company (i) this Warrant, (ii) cash, a wire transfer of funds or a check payable to the Company in the amount of the Exercise Price multiplied by the number of shares for which this Warrant is being exercised (the "Purchase Price"), and (iii) the form of Election to Purchase attached hereto as Annex A, duly completed and executed by the Holder. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above.

    1.3.2  NET EXERCISE RIGHTS

    Notwithstanding the payment provisions set forth above, the Holder may elect to receive Warrant Shares in an amount equal to the value (as determined below) of this Warrant by surrender of this Warrant at the principal office of the Company, together with notice of such election, in which case the Company shall issue to the Holder the number of Warrant Shares determined as follows:

                                                          Y (A-B)
                                                     X =  --------
                                                             A

    WHERE: X = THE NUMBER OF WARRANT SHARES TO BE ISSUED TO THE HOLDER

Y                              =   THE NUMBER OF WARRANT SHARES SUBJECT TO THE PORTION OF THIS
                                   WARRANT BEING EXERCISED
A                              =   THE FAIR MARKET VALUE (AS DEFINED BELOW) OF ONE WARRANT
                                   SHARE
B                              =   THE EXERCISE PRICE

    For purposes of the above calculation, the fair market value of a Warrant Share shall be the average of the closing bid and asked prices of the Company's Common Stock as quoted on the Nasdaq National Market System or on any exchange on which such Common Stock is then listed, whichever is applicable, for the five trading days prior to the date of exercise of this Warrant.

2.  DELIVERY OF STOCK CERTIFICATES

    Within 10 days after the payment of the Purchase Price following the exercise of this Warrant, the Company, at its expense, shall issue in the name of the Holder (a) a certificate for the number of fully paid and nonassessable Warrant Shares to which the Holder shall be entitled upon such exercise and payment and (b) a new Warrant of like tenor to purchase up to that number of Warrant Shares, if any, not previously purchased by the Holder if this Warrant has not expired.

3.  COVENANTS AS TO WARRANT SHARES

    3.1  RESERVATION OF WARRANT SHARES

    The Company shall at all times have authorized and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of this Warrant, the number of Warrant Shares deliverable upon full exercise of this Warrant.

    3.2  ISSUANCE OF WARRANT SHARES

    The Company covenants that all Warrant Shares shall, upon issuance thereof in accordance with the terms of this Warrant, be (a) duly authorized, validly issued, fully paid and nonassessable and (b) free from all liens, pledges, charges and security interests created by the Company.

4.  ADJUSTMENTS

    4.1  ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES

    The Exercise Price and the number of Warrant Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of such Exercise Price pursuant to this Section 4, this Warrant shall thereafter entitle the Holder to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

    4.2  ADJUSTMENT OF EXERCISE PRICE UPON EXTRAORDINARY COMMON STOCK EVENT

    Upon the happening of an Extraordinary Common Stock Event (as defined below) after the issuance date of this Warrant, the Exercise Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event, and the product so obtained shall thereafter be the Exercise Price. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

    "Extraordinary Common Stock Event" shall mean (x) the issuance of additional shares of Common Stock (or other securities or rights convertible into or entitling the holder thereof to receive additional shares of Common Stock ) as a dividend or other distribution on outstanding Common Stock of the Company, (y) a split or subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (z) a combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

    4.3  CAPITAL REORGANIZATION OR RECLASSIFICATION

    If the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise (other than an Extraordinary Common Stock Event), then and in each such event the Holder shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which this Warrant might have been converted immediately prior to such reorganization, reclassification or change, all subject to adjustment as provided herein. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 4 with respect to the rights of the Holder after the reorganization, recapitalization or change to the end that the provisions of this Section 4 (including adjustment of the Exercise Price then in effect and the number of shares issuable upon exercise of this Warrant) shall be applicable after that event as nearly equivalent as may be practicable.

    4.4  NOTICE OF ADJUSTMENT

    Whenever the number of shares of Common Stock or other stock or property issuable upon the exercise of this Warrant or the Exercise Price is adjusted, then and in each such case the Company shall promptly deliver a notice to the Holder, which notice shall state the Exercise Price resulting from such adjustment and/or the increase or decrease, if any, in the number of shares of Common Stock or other stock or property issuable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

    4.5  OTHER NOTICES

    In the event that the Company shall propose at any time:

        (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

        (b) to offer for subscription to the holders of its Common Stock any additional shares of stock of any class or series or other rights;

        (c) to effect any reclassification or recapitalization of the shares of its Common Stock outstanding involving a change in the Common Stock; or

        (d) to merge or consolidate with or into any other corporation, to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up;

then, in connection with each such event, the Company shall send to the Holder:

           (i) at least 20 days' prior written notice of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in (c) and (d) above; and

           (ii) in the case of the matters referred to in (c) and (d) above, at least 20 days' prior written notice of the date when the same shall take place (and, if applicable, specifying the date on which the holders of the Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the occurrence of such events).

5.  FRACTIONAL SHARES

    No fractional shares shall be issued upon the exercise of this Warrant, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share, determined on the basis of the total number of shares of Common Stock issuable upon such aggregate conversion.

6.  TRANSFERS

    6.1  RESTRICTIONS ON TRANSFER

    No Warrant Shares or any interest therein may be transferred unless
(a) such transfer is registered under the Securities Act of 1933, as amended (the "Securities Act"), (b) the Company has received an opinion of legal counsel for the Holder reasonably satisfactory to the Company stating that the transfer is exempt from the registration requirements of the Securities Act, or (c) the Company otherwise satisfies itself that such transfer is exempt from registration.

    6.2  TRANSFERS

    The Company shall register on the books of the Company maintained at its principal office the permitted transfer of this Warrant upon surrender to the Company of this Warrant, with the form of Assignment attached hereto as Annex B duly completed and executed by the Holder. Upon any such registration of transfer, a new Warrant, in substantially the form of this Warrant, evidencing this Warrant so transferred shall be issued, at the Company's expense, to the transferee, and a new Warrant, in substantially the form of this Warrant, evidencing the portion of this Warrant, if any, not so transferred shall be issued, at the Company's expense, to the Holder.

7.  LEGEND

    Legends setting forth or referring to the applicable restrictions set forth in Section 6.1 may be placed on this Warrant, any replacement hereof or any certificate representing the Warrant Shares, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be sold or otherwise transferred in accordance with
Section 6.1.

8.  HOLDER AS OWNER

    The Company may deem and treat the holder of record of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

9.  NO SHAREHOLDER RIGHTS

    This Warrant shall not entitle the Holder to any voting rights or any other rights as a shareholder of the Company or to any other rights whatsoever except the rights stated herein; and no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Shares, until and to the extent that this Warrant shall be exercised.

10. REGISTRATION RIGHTS

    (a) Subject to Section 10(b) below, the Company shall file, with respect to the shares of Common Stock issuable under this Warrant, a registration statement on Form S-3 (or any successor form) on or before the 180th day after December
  , 2000 to register the shares issuable upon the exercise of this Warrant under the Securities Act. The Company shall use commercially reasonable efforts to have the registration statement declared effective and to maintain the effectiveness of such registration statement (and maintain the current status of the prospectus or prospectuses contained therein) for at least two years after the effective date thereof.

    (b) The Company shall not be obligated to effect any such registration pursuant to Section 10(a):

        (1) if Form S-3 is not available for such offering by the Holder;

        (2) if the Company shall furnish to the Holder a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be materially detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after the expiration of the 180-day period set forth above; or

        (3) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration.

    (c) The Company shall notify the Holder in writing at least thirty (30) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to any registration under Section 10(a) of this Warrant or to any employee benefit plan or a corporate reorganization) and will afford the Holder an opportunity to include in such registration statement all or any part of the shares issuable upon the exercise of this Warrant, subject to the provisions of Sections 10(d) and 10(e) below. If the Holder wants to include in any such registration statement all or any part of the shares issuable upon the exercise of this Warrant, the Investor shall within twenty (20) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of shares of Common Stock the Investor wishes to include in such registration statement.

    (d) If a registration statement under which the Company gives notice under
Section 10(c) is for an underwritten offering, then the Company shall so advise the Holder. In such event, the right of the Holder to include any of the shares issuable upon the exercise of this Warrant in a registration pursuant to
Section 10(c) shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's shares of Common Stock in the underwriting on the same terms and conditions as the other participants in such offering, including, without limitation, entering into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting (including a market stand-off agreement of up to 180 days if required by such underwriters). Notwithstanding any other provision of this Warrant, if the managing underwriter(s) determine(s) in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriter(s) may exclude shares from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, FIRST, to the Company, SECOND, to each holder of registration rights granted by the Company before the issuance date of this Warrant that contractually require the Company to include such holder's shares on a priority basis, and THIRD, to the Holder and any other holder of registration rights granted by the Company (excluding those covered above), on a pro rata basis based on the total number of shares of Common Stock then sought to be included by each in such offering. If the Holder disapproves of the terms of any such underwriting, the Holder may elect to withdraw therefrom by written notice to the Company and the underwriter(s), delivered at least ten
(10) business days prior to the effective date of the registration statement. Any shares of Common Stock excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

11. GOVERNING LAW; CONSTRUCTION

    The validity and interpretation of the terms and provisions of this Warrant shall be governed by the laws of the State of Oregon. The descriptive headings of the several sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions thereof.

12. LOST WARRANT CERTIFICATE

    Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) indemnification reasonably satisfactory to the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new Warrant of like denomination.

13. WAIVERS AND AMENDMENTS

    This Warrant or any provision hereof may be amended or waived only by a statement in writing signed by the Company and the Holder.

14. NOTICES

    Any notice required by the provisions of this Warrant to be given to the Holder shall be deemed given two days after being deposited in the United States mail, postage prepaid and addressed to such Holder's address appearing on the books of the Company.

    Any notice required by the provisions of this Warrant to be given to the Company shall be deemed given two days after being deposited in the United States mail, postage prepaid and addressed to CenterSpan Communications Corporation, 7175 NW Evergreen Parkway, Suite 400, Hillsboro, OR 97124,
Attention: Chief Financial Officer, or at such other address as specified in a notice delivered to the Holder as set forth above.

15. BINDING EFFECT

    This Warrant shall be binding upon the Company and its successors and assigns, and shall inure to the benefit of and be enforceable by the Holder and its successors and permitted assigns. The rights to cause the Company to register shares of common stock pursuant to Section 7 may not be assigned by the Investor without the prior written consent of the Company.

16. INVESTMENT INTENT, ETC.

    By accepting this Warrant, the Holder represents that (a) the Holder is acquiring this Warrant and the Warrant Shares issuable upon exercise hereof for investment and not with a view to, or for sale in connection with, any distribution thereof; (b) the Holder can bear the economic risk of an investment in the Warrant Shares (including possible complete loss of such investment) for an indefinite period of time;

(c) the Holder understands that this Warrant and the Warrant Shares have not been registered under the Securities Act, or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Company on such exemptions is predicated upon the accuracy of the Holder's representations in this Section; (d) the Holder is familiar with Rule 144 under the Securities Act, as currently in effect, and understands the resale limitations that are or would be imposed thereby and by the Securities Act on this Warrant and the Warrant Shares to the extent such securities are characterized as "restricted securities" under the United States federal securities laws inasmuch as they are acquired from the Company in a transaction not involving a public offering; (e) the Holder has received and reviewed a copy of each SEC Document (as defined below) and the Holder believes the Holder has been given access to full and complete information regarding the Company and has utilized such access to the Holder's satisfaction for the purpose of obtaining information about the Company, particularly, representatives of the Holder have had adequate opportunities to ask questions of, and receive answers from, senior executives of the Company concerning the Company and to obtain any additional information, to the extent reasonably available, necessary to verify the accuracy of information provided to the Holder about the Company; (f) the Holder
(x) either alone or with the assistance of the Holder's professional advisor, is a sophisticated investor, is able to fend for his or herself in the transactions contemplated by this Warrant, and has such knowledge and experience in financial and business matters that the Holder is capable of evaluating the merits and risks of the prospective investment in this Warrant and the Warrant Shares or (y) is an accredited investor as such term is defined in Rule 501(a) under the Securities Act and as defined pursuant to the provisions of state securities laws applicable to the Holder providing for an exemption from registration or qualification of the offer and sale of this

    Warrant and the Warrant Shares; (g) the Holder has obtained, to the extent he or she deems necessary, his or her own professional advice with respect to the risks inherent in the investment in this Warrant and the Warrant Shares, the condition of the Company and the suitability of the investment in this Warrant and the Warrant Shares in light of the Holder's financial condition and investment needs; and (h) the Holder is a resident of the state set forth on the signature page of this Warrant.

    As used herein, the term "SEC Documents" means, collectively, the following documents of the Company filed with the SEC: (i) its Annual Report on Form 10-K for the fiscal year ended December 31, 1999, (ii) all Forms 8-K filed after the date of such Form 10-K, if any, (iii) its Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30, and September 30, 2000, and (iv) its Definitive Proxy Statement for the annual meeting of the Company's shareholders held in May 2000.

    IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                                       CENTERSPAN COMMUNICATIONS
                                                       CORPORATION

                                                       By:
                                                              --------------------------------------
                                                       Name:
                                                       Title:

The undersigned hereby confirms its
acknowledgements and representations
in Section 16 of this Warrant.

-------------------------------------------
[Name]
Holder's State of Residency: [New York][New Jersey]

                                    ANNEX A
                          FORM OF ELECTION TO PURCHASE

To CenterSpan Communications Corporation:

    The undersigned hereby elects to purchase          shares of Common Stock of
CenterSpan Communications Corporation issuable upon the exercise of the within Warrant, and requests that a certificate for such shares shall be issued in the name of the undersigned holder and delivered to the address indicated below and, if said number of shares shall not be all the shares which may be purchased pursuant to the within Warrant, that a new Warrant evidencing the right to purchase the balance of such shares be registered in the name of, and delivered to, the undersigned at the undersigned's address stated below.

    The undersigned hereby certifies to the Company that the undersigned's representations set forth in Section 16 of the within Warrant are true and correct on the date hereof as if made by the undersigned on the date hereof.

    [Payment enclosed in the amount of $            ]

    [The undersigned elects that the Warrant be exercised in accordance with
Section 1.3.2 thereof.]

Dated: -----------------

Name of holder of Warrant:   ------------------------------------------------------------
                                                    (please print)

                  Address:   ------------------------------------------------------------

                Signature:   ------------------------------------------------------------

                                    ANNEX B
                               FORM OF ASSIGNMENT

    FOR VALUE RECEIVED,                                            hereby sells,
assigns and transfers to the assignee set forth below all of the rights of the undersigned in and to the number of Warrant Shares (as defined in and evidenced by the foregoing Warrant) set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said Warrant Shares:

    If the total of said Warrant Shares shall not be all such shares which may be purchased pursuant to the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the balance of such shares be issued in the name of, and delivered to, the undersigned at the undersigned's address stated below.

Dated: -----------------

Name of holder of Warrant:   ------------------------------------------------------------
                                                    (please print)

                  Address:   ------------------------------------------------------------

                Signature:   ------------------------------------------------------------

                     CENTERSPAN COMMUNICATIONS CORPORATION
                     7175 N.W. EVERGREEN PARKWAY, SUITE 400
                            HILLSBORO, OR 97124-5839

        PROXY FOR THE FEBRUARY 22, 2001 SPECIAL MEETING OF SHAREHOLDERS
 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CENTERSPAN COMMUNICATIONS
                          CORPORATION (THE "COMPANY").

    The undersigned shareholder(s) of the Company hereby appoint Frank Hausmann and Mark B. Conan and each of them, as proxies, each with the power of substitution to represent and to vote, as designated in this Proxy, all the shares of Common Stock of the Company held of record by the undersigned as of January 8, 2001, at the Special Meeting of Shareholders to be held at 2:00 p.m. local time, on Thursday, February 22, 2001 at the offices of the Company, located at 7175 N.W. Evergreen Parkway, Suite 400, Hillsboro, Oregon, and at any and all adjournments thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)
                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------

    Please mark your votes as indicated in this example /X/

1. PROPOSAL 1--To approve the sale of up to 714,286 additional shares of the Company's Common Stock to Peter R. Kellogg in a private placement.
    (Mr. Kellogg currently owns 1,264,886 shares of the Company's Common Stock and is considered an affiliate of the Company under federal securities laws.)

             / / FOR            / / AGAINST            / / ABSTAIN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF
                                  PROPOSAL 1.

2. PROPOSAL 2--To approve amendments to the 1998 Stock Option Plan, including an increase in the number of shares available under the Plan, from 3,100,000 to 4,100,000.

             / / FOR            / / AGAINST            / / ABSTAIN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF
                                  PROPOSAL 2.

3. PROPOSAL 3--To approve and ratify two option grants, covering a total of 110,000 shares of Common Stock, previously made by the Company to an officer outside the 1998 Stock Option Plan.

             / / FOR            / / AGAINST            / / ABSTAIN

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF
                                  PROPOSAL 3.

4. Upon such other matters as may properly come before, or incident to the conduct of the Special Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interests of the Company. The Board of Directors is not presently aware of any such matters to be presented for action at the meeting.

  THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SHAREHOLDER'S DIRECTIONS, IF
                                     GIVEN.
        IF NO SPECIFIC DIRECTION IS GIVEN AS TO ANY OF THE ABOVE ITEMS,
               THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

    I do ( ) do not ( ) plan to attend the meeting. (Please check)

    The shareholder signed below reserves the right to revoke this Proxy at any time prior to its exercise by written notice delivered to the Company's Secretary at the Company's corporate offices at 7175 NW Evergreen Parkway, Suite 400, Hillsboro, Oregon 97124, prior to the Special Meeting. The power of the Proxy holders shall also be suspended if the shareholder signed above appears at the Special Meeting and elects in writing to vote in person.

                                              Signature ________________________
                                              Signature ________________________

                                              Date

                      ----------------------------------------------------------

                                              NOTE: Please sign as name appears
                                              hereon. Joint owners should each
                                              sign. When signing as attorney,
                                              executor, administrator, trustee
                                              or guardian, please give full
                                              title as such.

                              FOLD AND DETACH HERE
--------------------------------------------------------------------------------